Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

The undersigned certify pursuant to 18 U.S.C. Section 1350, that to the undersigned’s knowledge:

1. The accompanying Annual Report of NVE Corporation (the “Company”) on Form 10-K for the year ended March 31, 2025, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 7, 2025

/s/ DANIEL A. BAKER
Daniel A. Baker
President and Chief Executive Officer

/s/ DANIEL NELSON
Daniel Nelson
Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.